Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Sara Kesten
Semtech Corporation
(805) 480-2004
webir@semtech.com

Semtech Announces Third Quarter of Fiscal Year 2024 Results

•Net sales of $200.9 million, above the midpoint of guidance
•GAAP gross margin of 46.3% and Non-GAAP gross margin, above the high-end of guidance, of 51.3%
•GAAP diluted loss per share of $0.60 and Non-GAAP diluted earnings per share, above the high-end of guidance, of $0.02
•Effective October 2, 2023, Mark Lin became Semtech's executive vice president and chief financial officer
CAMARILLO, Calif., December 6, 2023—Semtech Corporation (Nasdaq: SMTC), a high-performance semiconductor, IoT systems and cloud connectivity service provider, today reported unaudited financial results for its third quarter of fiscal year 2024, which ended October 29, 2023.
"While recognizing ongoing constraints in our hardware business and effects of elevated channel inventories, we noted stabilization of end market demand for our semiconductor business," said Paul H. Pickle, Semtech's president and chief executive officer. "Notably, end market demand in the third quarter for high-end consumer and data center applications has grown both sequentially and year-over-year."
"We continue to optimize our cost structure with non-GAAP operating expenses and non-GAAP interest expense each forecasted to sequentially improve in the fourth quarter," said Mark Lin, Semtech's executive vice president and chief financial officer. "Our recent change in capital structure further provides us with flexibility to address near-term challenges from the current economic environment."
- more -

2	Semtech Announces Third Quarter of Fiscal Year 2024 Results

Third Quarter of Fiscal Year 2024 Results

	GAAP Financial Results			Non-GAAP Financial Results
(in millions, except per share data)	Q324	Q224	Q323	Q324	Q224	Q323
Net sales	$200.9	$238.4	$177.6	$200.9	$238.4	$177.6
Gross margin	46.3%	42.3%	64.5%	51.3%	49.6%	65.5%
Operating costs and expenses, net	$105.3	$400.8	$77.2	$82.5	$85.7	$68.0
Operating (loss) income	$(12.4)	$(300.1)	$37.4	$20.5	$32.4	$48.3
Operating margin	(6.2)%	(125.9)%	21.0%	10.2%	13.6%	27.2%
Interest expense, net	$27.7	$23.5	$8.2	$22.3	$21.2	$1.0
Diluted (loss) earnings per share	$(0.60)	$(5.97)	$0.36	$0.02	$0.13	$0.65
Adjusted EBITDA				$28.1	$39.0	$54.6
To facilitate a more complete understanding of comparable financial performance between periods, the Company also presents performance results that exclude certain non-cash items and items that are not considered reflective of the Company's core results over time. These non-GAAP financial measures exclude certain items and are described below under, "Non-GAAP Financial Measures." See also our non-GAAP financial measures and reconciliations of these measures to the most comparable GAAP measures set forth in the tables below under "Supplemental Information: Reconciliation of GAAP to Non-GAAP Results."
Fourth Quarter of Fiscal Year 2024 Outlook

(in millions, except per share data)
Net sales	$190.0	+/-	$10.0
Non-GAAP Financial Measures
Gross margin	48.0%	+/-	100 bps
Operating costs and expenses, net	$74.0	+/-	$2.0
Operating income	$17.2	+/-	$4.7
Operating margin	9.1%	+/-	200 bps
Interest expense, net	$21.0
Normalized income tax rate	12%
Diluted (loss) per share	$(0.05)	+/-	$0.06
Adjusted EBITDA	$24.7	+/-	$4.7

Diluted share count	64.4
The fourth quarter of fiscal year 2024 outlook incorporates the Company's current estimates, as well as its expectations regarding the impact of export restrictions, inflationary pressure and other macroeconomic conditions. The Company is unable to predict the full impact such challenges may have on its future results of operations.

3	Semtech Announces Third Quarter of Fiscal Year 2024 Results
The Company is unable to include a reconciliation of the forward-looking non-GAAP results to the corresponding GAAP measures as this is not available without unreasonable efforts due to the high variability and low visibility with respect to the impact of transaction, integration and restructuring expenses, share-based awards, amortization of acquisition-related intangible assets and other items that are excluded from these non-GAAP measures. The Company expects the variability of the above charges to have a potentially significant impact on its GAAP financial results.
Webcast and Conference Call
Semtech will be hosting a conference call today to discuss its third fiscal quarter 2024 results at 2:00 p.m. Pacific time. The dial-in number for the call is (877) 407-0312. Please use conference ID 13736083. An audio webcast and supplemental earnings materials for the quarter will be available on the Investor Relations section of Semtech's website at investors.semtech.com under "News & Events." A replay of the call will be available through January 3, 2024 at the same website or by calling (877) 660-6853 and entering conference ID 13736083.
Non-GAAP Financial Measures
To supplement the Company's consolidated financial statements prepared in accordance with GAAP, this release includes a presentation of select non-GAAP financial measures. The Company's non-GAAP measures of gross margin, SG&A expense, R&D expense, operating costs and expenses, net, operating income or loss, operating margin, interest expense, net, diluted (loss) earnings per share, and normalized tax rate exclude the following items, if any, as set forth in the reconciliations in the tables below under "Supplemental Information: Reconciliation of GAAP to Non-GAAP Results:"
•Share-based compensation
•Intangible amortization
•Transaction and integration related costs or recoveries (including costs associated with the acquisition of Sierra Wireless)
•Restructuring and other reserves, including cumulative other reserves associated with historical activity including environmental and pension
•Litigation costs or dispute settlement charges or recoveries
•Gain on sale of business
•Equity method income or loss
•Investment gains, losses, reserves and impairments, including interest income from debt investments
•Write-off and amortization of deferred financing costs
•Debt commitment fee

4	Semtech Announces Third Quarter of Fiscal Year 2024 Results
•Goodwill impairment
•Amortization of inventory step-up
Effective as of the third quarter of fiscal year 2024, the Company's non-GAAP measures have been adjusted to exclude amortization of deferred financing costs, which had the impact of decreasing non-GAAP interest expense, net and increasing non-GAAP net income or loss attributable to common stockholders and non-GAAP earnings or loss per diluted share. This adjustment was applied retrospectively and all prior period amounts have been revised to conform to the current presentation.
To provide additional insight into the Company's fourth quarter outlook, this release also includes a presentation of forward-looking non-GAAP financial measures. In the financial statements provided with this release, the Company also presents Adjusted EBITDA and free cash flow. Adjusted EBITDA is defined as net (loss) income plus interest expense, interest income, income taxes, depreciation and amortization and share-based compensation, and adjusted to exclude certain expenses, gains and losses that the Company believes are not indicative of its core results over time. The Company considers free cash flow, which may be positive or negative, a non-GAAP financial measure defined as cash flows provided by (used in) operating activities less net capital expenditures. Management believes that the presentation of these non-GAAP measures provides useful information to investors regarding the Company's financial condition and results of operations. These non-GAAP financial measures are adjusted to exclude the items identified above because such items are either operating expenses that would not otherwise have been incurred by the Company in the normal course of the Company's business operations, or are not reflective of the Company's core results over time. These excluded items may include recurring as well as non-recurring items, and no inference should be made that all of these adjustments, charges, costs or expenses are unusual, infrequent or non-recurring. For example: certain restructuring and integration-related expenses (which consist of employee termination costs, facility closure or lease termination costs, and contract termination costs) may be considered recurring given the Company’s ongoing efforts to be more cost effective and efficient; certain acquisition and disposition-related adjustments or expenses may be deemed recurring given the Company's regular evaluation of potential transactions and investments; and certain litigation expenses or dispute settlement charges or gains (which may include estimated losses for which the Company may have established a reserve, as well as any actual settlements, judgments, or other resolutions against, or in favor of, the Company related to litigation, arbitration, disputes or similar matters, and insurance recoveries received by the Company related to such matters) may be viewed as recurring given that the Company may from time to time be involved in, and may resolve, litigation, arbitration, disputes, and similar matters.
Notwithstanding that certain adjustments, charges, costs or expenses may be considered recurring, in

5	Semtech Announces Third Quarter of Fiscal Year 2024 Results
order to provide meaningful comparisons, the Company believes that it is appropriate to exclude such items because they are not reflective of the Company's core results and tend to vary based on timing, frequency and magnitude.
These non-GAAP financial measures are provided to enhance the user's overall understanding of the Company's comparable financial performance between periods. In addition, the Company's management generally excludes the items noted above when managing and evaluating the performance of the business.
The financial statements provided with this release include reconciliations of these non-GAAP financial measures to their most comparable GAAP measures for the second and third quarters of fiscal year 2024 and the third quarter of fiscal year 2023. The Company adopted a full-year, normalized tax rate for the computation of the non-GAAP income tax provision in order to provide better comparability across the interim reporting periods by reducing the quarterly variability in non-GAAP tax rates that can occur throughout the year. In estimating the full-year non-GAAP normalized tax rate, the Company utilized a full-year financial projection that considers multiple factors such as changes to the Company's current operating structure, existing positions in various tax jurisdictions, the effect of key tax law changes, and other significant tax matters to the extent they are applicable to the full fiscal year financial projection. In addition to the adjustments described above, this normalized tax rate excludes the impact of share-based awards and the amortization of acquisition-related intangible assets. For fiscal year 2024, the Company's projected non-GAAP normalized tax rate is 12% and will be applied to each quarter of fiscal year 2024. The Company's non-GAAP normalized tax rate on non-GAAP net income may be adjusted during the year to account for events or trends that the Company believes materially impact the original annual non-GAAP normalized tax rate including, but not limited to, significant changes resulting from tax legislation, acquisitions, entity structures or operational changes and other significant events. These additional non-GAAP financial measures should not be considered substitutes for any measures derived in accordance with GAAP and may be inconsistent with similar measures presented by other companies.
Forward-Looking and Cautionary Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on the Company's current expectations, estimates and projections about its operations, industry, financial condition, performance, results of operations, and liquidity. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance including the fourth quarter of fiscal year 2024 outlook; the Company's expectations concerning the negative impact on the Company's results of operations from export restrictions,

6	Semtech Announces Third Quarter of Fiscal Year 2024 Results
inflationary pressure and other macroeconomic conditions; future operational performance; the anticipated impact of specific items on future earnings; the Company's expectations regarding its cost structure optimization; benefits from the Company's change in capital structure; and the Company's plans, objectives and expectations. Statements containing words such as "may," "believes," "anticipates," "expects," "intends," "plans," "projects," "estimates," "should," "will," "designed to," "projections," or "business outlook," or other similar expressions constitute forward-looking statements.
Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Potential factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the Company's ability to comply with, or pursue business strategies due to the covenants under the agreements governing its indebtedness; the Company's ability to forecast and achieve anticipated net sales and earnings estimates in light of periodic economic uncertainty; the inherent risks, costs and uncertainties associated with integrating Sierra Wireless successfully and risks of not achieving all or any of the anticipated benefits, or the risk that the anticipated benefits may not be fully realized or take longer to realize than expected; the uncertainty surrounding the impact and duration of supply chain constraints and any associated disruptions; export restrictions and laws affecting the Company's trade and investments, and tariffs or the occurrence of trade wars; worldwide economic and political disruptions, including as a result of inflation and current geopolitical conflicts; tightening credit conditions related to the United States banking system concerns; competitive changes in the marketplace including, but not limited to, the pace of growth or adoption rates of applicable products or technologies; downturns in the business cycle; decreased average selling prices of the Company's products; the Company's reliance on a limited number of suppliers and subcontractors for components and materials; changes in projected or anticipated end-user markets; future responses to and effects of public health crises; and the Company's ability to forecast its annual non-GAAP normalized tax rate due to material changes that could occur during the fiscal year, which could include, but are not limited to, significant changes resulting from tax legislation, acquisitions, entity structures or operational changes and other significant events. Additionally, forward-looking statements should be considered in conjunction with the cautionary statements contained in the risk factors disclosed in the Company's filings with the Securities and Exchange Commission (the "SEC"), including the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2023, filed with the SEC on March 30, 2023, and the Company's Quarterly Report on Form 10-Q for the quarter ended July 30, 2023, filed with the SEC on September 13, 2023, as such risk factors may be amended, supplemented or superseded from time to time by subsequent reports the Company files with the SEC. In light of the significant risks and uncertainties inherent in the forward-looking information included herein that may cause actual performance and results to differ materially from those predicted, any such forward-looking information should not be regarded as representations or guarantees by the Company of future

7	Semtech Announces Third Quarter of Fiscal Year 2024 Results
performance or results, or that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. Reported results should not be considered an indication of future performance. Investors are cautioned not to place undue reliance on any forward-looking information contained herein, which reflect management's analysis only as of the date hereof. Except as required by law, the Company assumes no obligation to publicly release the results of any update or revision to any forward-looking statements that may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated or future events, or otherwise.
About Semtech
Semtech Corporation (Nasdaq: SMTC) is a high-performance semiconductor, IoT systems and cloud connectivity service provider dedicated to delivering high-quality technology solutions that enable a smarter, more connected and sustainable planet. Our global teams are committed to empowering solution architects and application developers to develop breakthrough products for the infrastructure, industrial and consumer markets. To learn more about Semtech technology, visit us at Semtech.com or follow us on LinkedIn or X.

Semtech and the Semtech logo are registered trademarks or service marks of Semtech Corporation or its subsidiaries.
SMTC-F

SEMTECH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	October 29, 2023	July 30, 2023	October 30, 2022	October 29, 2023	October 30, 2022
	Q324	Q224	Q323	Q324	Q323
Net sales	$200,899	$238,372	$177,618	$675,810	$589,021
Cost of sales	97,925	127,071	62,049	347,734	207,380
Amortization of acquired technology	10,008	10,573	1,000	31,436	3,096
Total cost of sales	107,933	137,644	63,049	379,170	210,476
Gross profit	92,966	100,728	114,569	296,640	378,545
Operating costs and expenses, net:
Selling, general and administrative	47,663	59,579	40,227	165,022	131,710
Product development and engineering	46,911	47,433	35,056	144,945	114,446
Intangible amortization	4,853	4,871	—	14,606	—
Gain on sale of business	—	—	(327)	—	(18,313)
Restructuring	3,646	9,399	2,244	14,608	2,244
Goodwill impairment	2,266	279,555	—	281,821	—
Total operating costs and expenses, net	105,339	400,837	77,200	621,002	230,087
Operating (loss) income	(12,373)	(300,109)	37,369	(324,362)	148,458
Interest expense	(28,305)	(24,171)	(9,009)	(72,986)	(11,465)
Interest income	574	674	839	2,317	1,758
Non-operating income (expense), net	3,542	(1,566)	(64)	1,503	(596)
Investment impairments and credit loss reserves, net	(1,990)	(227)	(29)	(2,250)	376
(Loss) income before taxes and equity method (loss) income	(38,552)	(325,399)	29,106	(395,778)	138,531
(Benefit) provision for income taxes	(311)	56,592	6,327	53,864	26,415
Net (loss) income before equity method (loss) income	(38,241)	(381,991)	22,779	(449,642)	112,116
Equity method (loss) income	(11)	(12)	(36)	(30)	271
Net (loss) income	(38,252)	(382,003)	22,743	(449,672)	112,387
Net loss attributable to noncontrolling interest	(2)	(1)	(3)	(5)	(6)
Net (loss) income attributable to common stockholders	$(38,250)	$(382,002)	$22,746	$(449,667)	$112,393

(Loss) earnings per share:
Basic	$(0.60)	$(5.97)	$0.36	$(7.02)	$1.76
Diluted	$(0.60)	$(5.97)	$0.36	$(7.02)	$1.76

Weighted average number of shares used in computing (loss) earnings per share:
Basic	64,216	64,005	63,764	64,048	63,738
Diluted	64,216	64,005	63,855	64,048	64,040

SEMTECH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	October 29, 2023	January 29, 2023
ASSETS
Current assets:
Cash and cash equivalents	$123,820	$235,510
Accounts receivable, net	156,613	161,695
Inventories	160,586	207,704
Prepaid taxes	10,193	6,243
Other current assets	121,192	111,634
Total current assets	572,404	722,786
Non-current assets:
Property, plant and equipment, net	158,834	169,293
Deferred tax assets	13,597	63,783
Goodwill	1,013,679	1,281,703
Other intangible assets, net	168,230	215,102
Other assets	111,385	116,961
Total assets	$2,038,129	$2,569,628

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$55,008	$100,676
Accrued liabilities	183,989	253,075
Current portion of long-term debt	—	43,104
Total current liabilities	238,997	396,855
Non-current liabilities:
Deferred tax liabilities	4,526	5,065
Long-term debt	1,373,618	1,296,966
Other long-term liabilities	86,549	114,707
Stockholders’ equity	334,261	755,852
Noncontrolling interest	178	183
Total liabilities & equity	$2,038,129	$2,569,628

SEMTECH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND SUPPLEMENTAL INFORMATION
(in thousands)
(unaudited)

		Nine Months Ended
		October 29, 2023	October 30, 2022
Net (loss) income		$(449,672)	$112,387

Net cash (used in) provided by operating activities		(107,839)	145,510
Net cash used in investing activities		(26,266)	(761)
Net cash provided by financing activities		24,337	193,451
Effect of foreign exchange rate changes on cash and cash equivalents		(1,922)	—
Net (decrease) increase in cash and cash equivalents		(111,690)	338,200
Cash and cash equivalents at beginning of period		235,510	279,601
Cash and cash equivalents at end of period		$123,820	$617,801

	Three Months Ended
	October 29, 2023	July 30, 2023	October 30, 2022
	Q324	Q224	Q323
Free cash flow:
Cash flow from operations	$(5,847)	$(12,005)	$18,181
Net capital expenditures	(6,576)	(6,920)	(7,060)
Free cash flow	$(12,423)	$(18,925)	$11,121

			Three Months Ended
	October 29, 2023		July 30, 2023		October 30, 2022
	Q324		Q224		Q323
Net sales by reportable segment:
Signal Integrity	$48,737	24%	$46,507	20%	$76,705	43%
Advanced Protection and Sensing	50,569	25%	48,521	20%	51,225	29%
IoT Systems	77,373	39%	119,455	50%	49,688	28%
IoT Connected Services	24,220	12%	23,889	10%	—	—%
Total net sales by reportable segment	$200,899	100%	$238,372	100%	$177,618	100%

	Three Months Ended
	October 29, 2023		July 30, 2023		October 30, 2022
	Q324		Q224		Q323
Net sales by end market:
Infrastructure	$43,191	21%	$42,369	18%	$70,475	39%
High-End Consumer	37,553	19%	34,016	14%	34,662	20%
Industrial	120,155	60%	161,987	68%	72,481	41%
Total net sales by end market	$200,899	100%	$238,372	100%	$177,618	100%
``````````````````````````````````````````````````

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	October 29, 2023	July 30, 2023	October 30, 2022	October 29, 2023	October 30, 2022
	Q324	Q224	Q323	Q324	Q323
Gross margin (GAAP)	46.3%	42.3%	64.5%	43.9%	64.3%
Share-based compensation	0.3%	0.2%	0.4%	0.2%	0.4%
Amortization of acquired technology	5.0%	4.4%	0.5%	4.7%	0.5%
Transaction and integration related costs, net	(0.3)%	1.1%	—%	0.3%	—%
Restructuring and other reserves, net	—%	0.2%	0.1%	0.1%	—%
Amortization of inventory step-up	—%	1.4%	—%	0.5%	—%
Adjusted gross margin (Non-GAAP)	51.3%	49.6%	65.5%	49.7%	65.2%

	Three Months Ended			Nine Months Ended
	October 29, 2023	July 30, 2023	October 30, 2022	October 29, 2023	October 30, 2022
	Q324	Q224	Q323	Q324	Q323
Selling, general and administrative (GAAP)	$47,663	$59,579	$40,227	$165,022	$131,710
Share-based compensation	(3,059)	(9,409)	1,028	(16,970)	(13,692)
Transaction and integration related costs, net	(5,936)	(7,271)	(4,902)	(20,275)	(9,528)
Environmental reserve	—	—	—	—	(500)
Litigation costs, net	(25)	(132)	97	(183)	(99)
Adjusted selling, general and administrative (Non-GAAP)	$38,643	$42,767	$36,450	$127,594	$107,891

	Three Months Ended			Nine Months Ended
	October 29, 2023	July 30, 2023	October 30, 2022	October 29, 2023	October 30, 2022
	Q324	Q224	Q323	Q324	Q323
Product development and engineering (GAAP)	$46,911	$47,433	$35,056	$144,945	$114,446
Share-based compensation	(2,972)	(3,465)	(3,480)	(9,976)	(11,518)
Transaction and integration related costs, net	(66)	(1,016)	—	(1,616)	—
Adjusted product development and engineering (Non-GAAP)	$43,873	$42,952	$31,576	$133,353	$102,928

	Three Months Ended			Nine Months Ended
	October 29, 2023	July 30, 2023	October 30, 2022	October 29, 2023	October 30, 2022
	Q324	Q224	Q323	Q324	Q323
Operating cost and expense (GAAP)	$105,339	$400,837	$77,200	$621,002	$230,087
Share-based compensation	(6,031)	(12,874)	(2,452)	(26,946)	(25,210)
Intangible amortization	(4,853)	(4,871)	—	(14,606)	—
Transaction and integration related costs, net	(6,002)	(8,287)	(4,902)	(21,891)	(9,528)
Restructuring and other reserves	(3,646)	(9,399)	(2,244)	(14,608)	(2,744)
Litigation costs, net	(25)	(132)	97	(183)	99
Gain on sale of business	—	—	327	—	18,313
Goodwill Impairment	(2,266)	(279,555)	—	(281,821)	—
Adjusted operating cost and expense (Non-GAAP)	$82,516	$85,719	$68,026	$260,947	$211,017

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	October 29, 2023	July 30, 2023	October 30, 2022	October 29, 2023	October 30, 2022
	Q324	Q224	Q323	Q324	Q323
Operating (loss) income (GAAP)	$(12,373)	$(300,109)	$37,369	$(324,362)	$148,458
Share-based compensation	6,538	13,399	3,085	28,341	27,228
Intangible amortization	14,861	15,444	1,000	46,042	3,096
Transaction and integration related costs, net	5,507	10,952	4,902	24,110	9,528
Restructuring and other reserves, net	3,646	9,761	2,372	15,467	2,872
Litigation costs, net	25	132	(97)	183	99
Gain on sale of business	—	—	(327)	—	(18,313)
Goodwill impairment	2,266	279,555	—	281,821	—
Amortization of inventory step-up	—	3,314	—	3,314	—
Adjusted operating income (Non-GAAP)	$20,470	$32,448	$48,304	$74,916	$172,968

	Three Months Ended			Nine Months Ended
	October 29, 2023	July 30, 2023	October 30, 2022	October 29, 2023	October 30, 2022
	Q324	Q224	Q323	Q324	Q323
Operating margin (GAAP)	(6.2)%	(125.9)%	21.0%	(48.0)%	25.2%
Share-based compensation	3.3%	5.6%	1.8%	4.2%	4.7%
Intangible amortization	7.4%	6.5%	0.6%	6.8%	0.5%
Transaction and integration related costs, net	2.8%	4.6%	2.8%	3.6%	1.6%
Restructuring and other reserves, net	1.8%	4.1%	1.3%	2.3%	0.5%
Litigation costs, net	—%	0.1%	(0.1)%	—%	—%
Gain on sale of business	—%	—%	(0.2)%	—%	(3.1)%
Goodwill impairment	1.1%	117.2%	—%	41.7%	—%
Amortization of inventory step-up	—%	1.4%	—%	0.5%	—%
Adjusted operating margin (Non-GAAP)	10.2%	13.6%	27.2%	11.1%	29.4%

	Three Months Ended			Nine Months Ended
	October 29, 2023	July 30, 2023	October 30, 2022	October 29, 2023	October 30, 2022
	Q324	Q224	Q323	Q324	Q323
Interest expense, net (GAAP)	$27,731	$23,497	$8,170	$70,669	$9,707
Amortization of deferred financing costs	(1,837)	(1,689)	(279)	(4,940)	(520)
Write-off of deferred financing costs	(3,675)	(771)	—	(4,446)	—
Debt commitment fee	—	—	(7,255)	—	(7,255)
Investment income	103	178	335	631	1,055
Adjusted interest expense, net (Non-GAAP)	$22,322	$21,215	$971	$61,914	$2,987

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	October 29, 2023	July 30, 2023	October 30, 2022	October 29, 2023	October 30, 2022
	Q324	Q224	Q323	Q324	Q323
GAAP net (loss) income attributable to common stockholders	$(38,250)	$(382,002)	$22,746	$(449,667)	$112,393
Adjustments to GAAP net (loss) income attributable to common stockholders:
Share-based compensation	6,538	13,399	3,085	28,341	27,228
Intangible amortization	14,861	15,444	1,000	46,042	3,096
Transaction and integration related costs, net	5,507	10,952	4,902	24,110	9,528
Restructuring and other reserves, net	3,646	9,761	2,372	15,467	2,872
Litigation costs, net	25	132	(97)	183	99
Gain on sale of business	—	—	(327)	—	(18,313)
Investment losses (gains), reserves and impairments, net	1,887	49	(306)	1,619	(1,431)
Amortization of deferred financing costs	1,837	1,689	279	4,940	520
Write-off of deferred financing costs	3,675	771	—	4,446	—
Debt commitment fee	—	—	7,255	—	7,255
Goodwill impairment	2,266	279,555	—	281,821	—
Amortization of inventory step-up	—	3,314	—	3,314	—
Total Non-GAAP adjustments before taxes	40,242	335,066	18,163	410,283	30,854
Associated tax effect	(514)	55,432	655	52,123	6,089
Equity method loss (income)	11	12	36	30	(271)
Total of supplemental information, net of taxes	39,739	390,510	18,854	462,436	36,672
Non-GAAP net income attributable to common stockholders	$1,489	$8,508	$41,600	$12,769	$149,065

GAAP diluted (loss) earnings per share	$(0.60)	$(5.97)	$0.36	$(7.02)	$1.76
Adjustments per above	0.62	6.10	0.29	7.22	0.57
Non-GAAP diluted earnings per share	$0.02	$0.13	$0.65	$0.20	$2.33
Weighted-average number of shares used in computing diluted (loss) earnings per share:
GAAP	64,216	64,005	63,855	64,048	64,040
Non-GAAP	64,304	64,104	63,855	64,135	64,040

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	October 29, 2023	July 30, 2023	October 30, 2022	October 29, 2023	October 30, 2022
	Q324	Q224	Q323	Q324	Q323
GAAP net (loss) income attributable to common stockholders	$(38,250)	$(382,002)	$22,746	$(449,667)	$112,393
Interest expense	28,305	24,171	9,009	72,986	11,465
Interest income	(574)	(674)	(839)	(2,317)	(1,758)
Non-operating (expense) income, net	(3,542)	1,566	64	(1,503)	596
Investment impairments and credit loss reserves, net	1,990	227	29	2,250	(376)
Provision (benefit) for income taxes	(311)	56,592	6,327	53,864	26,415
Equity in net gains (losses) of equity method investments	11	12	36	30	(271)
Net loss attributable to noncontrolling interest	(2)	(1)	(3)	(5)	(6)
Share-based compensation	6,538	13,399	3,085	28,341	27,228
Depreciation and amortization	22,539	22,042	7,323	69,104	22,321
Transaction and integration related costs, net	5,507	10,952	4,902	24,110	9,528
Restructuring and other reserves, net	3,646	9,761	2,372	15,467	2,872
Litigation costs, net	25	132	(97)	183	99
Gain on sale of business	—	—	(327)	—	(18,313)
Goodwill impairment	2,266	279,555	—	281,821	—
Amortization of inventory step-up	—	3,314	—	3,314	—
Adjusted EBITDA	$28,148	$39,046	$54,627	$97,978	$192,193

CONTACT:
Sara Kesten
Semtech Corporation
(805) 480-2004
webir@semtech.com